                             SUBSCRIPTION AGREEMENT


         SUBSCRIPTION AGREEMENT (this "AGREEMENT") dated as of December 20, 1999, by and among DeCrane Holdings Co., a Delaware corporation (the "COMPANY") and ______________________ (the "INVESTOR").


         WHEREAS, the Investor desires to subscribe for, and the Company desires to issue to the Investor, the number of shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company set forth on Exhibit A hereto (such shares of Common Stock to be subscribed for by the Investor and issued to the Investor by the Company, the "SHARES" and together with any other shares of Common Stock which may subsequently be issued to such Investor, the "OWNED SHARES").

         NOW, THEREFORE, IT IS AGREED:


                                    ARTICLE I
                        ISSUANCE OF SHARES; CONSIDERATION

         Section 1.01. ISSUANCE OF SHARES. Upon the terms set forth in this Agreement, the Company hereby agrees to issue to the Investor, and the Investor hereby subscribes for, the Shares.

         Section 1.02. SUBSCRIPTION. In consideration for the issuance by the Company of the Shares, the Investor shall:

                  (a) pay to the Company, by wire transfer of immediately available funds to an account specified by the Company, an amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto; and

                  (b) execute and deliver to the Company a Promissory Note and Pledge Agreement (the "PROMISSORY NOTE AND PLEDGE") in the form of Exhibit C hereto evidencing a loan (a "LOAN") in a principal amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto.

         Section 1.03. INVESTORS' AGREEMENT. As a condition to the issuance of the Shares, the Investor shall execute and deliver to the Company an agreement in the form of Exhibit B hereto, pursuant to which the Investor agrees to be bound by the terms of the Amended and Restated Investors' Agreement ("INVESTORS' AGREEMENT"), dated as of October 2, 1998, by and among the Company and the stockholders of the Company named therein (the "DLJ ENTITIES").

                                   ARTICLE II
                     RIGHTS OF THE INVESTOR AND THE COMPANY

         Section 2.01 PREEMPTIVE RIGHTS. The Company shall provide each Investor with a written notice (a "ISSUANCE NOTICE") of any proposed issuance by the Company of Common Stock at least 10 days prior to the proposed issuance date. Such notice shall specify the price at which the Common Stock is to be issued and the other material terms of the issuance. In the event the DLJ Entities propose to purchase any such Common Stock from the Company, each Investor shall be entitled to purchase, at the price and on the terms at which the DLJ Entities propose to purchase such Common Stock and specified in such Issuance Notice, such Investor's Pro Rata Portion of the Common Stock proposed to be issued. An Investor may exercise its rights under this Section 2.01 by delivering written notice of its election to purchase Common Stock to the Company and DLJMB within 5 days of receipt of the Issuance Notice. A delivery of such a written notice (which notice shall specify the number of shares of Common Stock to be purchased by the Investor submitting such notice) by such Investor shall constitute a binding agreement of such Investor to purchase, subject to the purchase by the DLJ Entities of their portion of such Common Stock, at the price and on the terms specified in the Issuance Notice, the number of shares of Common Stock specified in such Investor's written notice.

                (b) In the case of any issuance of Common Stock, the Company shall have 90 days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Common Stock which the Investors have not elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice. At the consummation of such issuance, the Company shall issue certificates representing the Common Stock to be purchased by each Investor exercising preemptive rights pursuant to this Section 2.01 registered in the name of such Investor, against payment by such Investor of the purchase price (subject to Section 2.01(c) hereof) for such Common Stock. If the Company proposes to issue Common Stock after such 90-day period, it shall again comply with the procedures set forth in this Section.

                (c) In the event an Investor so chooses, such Investor may elect, in lieu of paying the purchase price referred to in Section 1.04(b) hereof in cash, to pay an amount equal to 50% of the aggregate purchase price in cash and request a Loan from the Company for the remainder. If such a request is made, it shall be a condition of such Investor's purchase of the shares of Common Stock under this Section 2.01 that such Investor execute and deliver a Promissory Note and Pledge Agreement in the form of Exhibit C hereto in respect of such Loan and such shares.

                (d) Notwithstanding the foregoing, no Investor shall be entitled to purchase Common Stock as contemplated by this Section 2.01 in connection with issuances of Common Stock (i) to employees of the Company or any Subsidiary pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), (ii) in connection with any bona fide, arm's-length restructuring of outstanding debt of the Company or any Subsidiary, (iii) in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction, (iv) in connection with an underwritten public offering, or (v) issued upon exercise or conversion of any other Equity Securities outstanding as of the date hereof. The Company shall not be under any obligation to consummate any proposed issuance of Common Stock, regardless of whether it shall have delivered a Issuance Notice in respect of such proposed issuance.

                (e) The Company will use its reasonable best efforts to provide the Issuance Notice at least 15 Business Days prior to any proposed issuance of Common Stock.

                (f) The rights of any Investor under this Section 1.04 shall terminate automatically as to such Investor upon the termination of such Investor's employment by the Company or any of its Subsidiaries.

                (g) The following terms shall have the definitions set forth below:

         "PRO RATA PORTION" means the pro rata portion of any Common Stock proposed to be issued by the Company with respect to which Investors shall be entitled to exercise their rights under Section 2.01, based upon such Investor's Adjusted Ownership of shares of Common Stock immediately prior to the date on which the Issuance Notice is given as a percentage of the Equity Securities then outstanding (on a fully diluted basis).

         "ADJUSTED OWNERSHIP" means, with respect to any Investor, at any time, the number of shares of Common Stock purchased pursuant to this Agreement and owned as of such date, taking into account any stock split, stock dividend, reverse stock split or similar event.

         "EQUITY SECURITIES" means the Common Stock, securities convertible into or exchangeable for Common Stock and options, warrants or other rights to acquire Common Stock, preferred stock or any other equity security issued by the Company.

         "DLJMB" means DLJ Merchant Banking Partners II, L.P.

         Section 2.02. TERMINATION OF EMPLOYMENT; REPAYMENT OF LOAN. (a) Upon the termination of an Investor's employment with the Company and its
Subsidiaries:

         (a) Any outstanding Loan shall become due in accordance with the terms of such Loan.

         (b) In the event of an Investor's death or Disability, retirement at age 62 or later or termination of employment by the Company other than for Cause the Company or its designee shall have the right to purchase, and the Investor shall have the right to cause the Company to purchase, all or a portion of the Owned Shares at a per share price equal to the Fair Market Value on the date of purchase.

         (c) In the event of an Investor's termination of employment with the Company (i) by the Company for Cause or (ii) by the Investor, the Company or its designee shall have the right to purchase, and the Investor shall have the right to cause the Company to purchase, all or a portion of the Shares at a per share price equal to the lesser of (a) $23.00/share (or such other purchase price as the Investor shall have paid for such shares) and (b) the Fair Market Value on the date of purchase.

         (d) If either the Company or the Investor elects to exercise its right under this Section 2.02, the Company or the Investor, as the case may be, shall deliver written notice (a "PURCHASE NOTICE") to such effect within 60 days of a termination of employment. For purposes of this Section 2.02, the "date of purchase" shall mean the third business day following the receipt of notice by the other party that the purchase right is to be exercised. Payment of the purchase price may be made in cash or by certified check; PROVIDED that if the terms of any agreement to which the Company is a party, or any of the indentures governing any debt securities issued by the Company or any of its subsidiaries would prohibit the Company from effecting such payment, payment may be effected through a reduction in the amount of the principal of any outstanding Loan or a promissory note in each case having such commercially reasonable terms and interest rate as may be determined by the Company in its reasonable discretion, provided that in any event such note shall become due at such time as the prohibitions described above shall lapse.

         (e) The terms "CAUSE", "DISABILITY" and "FAIR MARKET VALUE" shall have the meanings given to such terms in the Company's Management Incentive Plan.

                                   ARTICLE III
                         REPRESENTATIONS OF THE COMPANY

         Section 3.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate power to own its properties and to carry on its business as now conducted.

         Section 3.02. AUTHORITY AND APPROVAL. The execution and delivery of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         Section 3.03. SHARES. When issued to the Investor in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

         Section 3.04. CAPITALIZATION. The authorized capital stock of the Company (immediately prior to giving effect to the issuance of the Shares) consists of (i) 3,500,000 shares of Common Stock, of which 3,400,532 shares are issued and outstanding as of the date hereof, and (ii) 2,500,000 shares of Preferred Stock, of which 342,417 shares are issued and outstanding as of the date hereof. Except for (i) the Preferred Stock, (ii) warrants to purchase an aggregate of 155,000 shares of Common Stock issued to the DLJ Entities on October 2, 1998, (iii) warrants to purchase an aggregate of 150,000 shares of Common Stock issued in connection with the Company's 12% Senior Subordinated Notes due 2008 on October 5, 1998, (iv) options to purchase an aggregate of 44,612 shares of Common Stock issued to certain members of Global Technology Partners, LL as of September 30, 1999 and (v) options to purchase an aggregate of 356,257 shares of Common Stock to be issued under the Company's Management Incentive Plan, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company and no outstanding options, rights or warrants to purchase or subscribe for any shares of the capital stock of the Company.

                                   ARTICLE IV
                         REPRESENTATIONS OF THE INVESTOR

         Section 4.01. AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Promissory Note and Pledge and to perform his obligations hereunder and thereunder.

         Section 4.02. ENFORCEABILITY. Each of this Agreement and the Promissory Note and Pledge has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         Section 4.03. PRIVATE PLACEMENT. (a) The Investor understands that the offering and sale of the Shares to the Investor as contemplated hereby is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 ACT") pursuant to Regulation D and Section 4(2) thereunder.

          (b) The Shares to be acquired by the Investor pursuant to this Agreement are being acquired for his own account for investment and without a view to the public distribution of the Shares or any interest therein. The Investor understands that the Shares may not be transferred or sold unless registered under the 1933 Act or an exemption from such registration becomes available.

          (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Shares and the Investor is capable of bearing the economic risks of such investment, including a complete loss of his investment in the Shares.

          (d) The Investor has been given the opportunity to ask questions of and receive answers from the Company concerning the Company, the Shares and other related matters. The Investor further represents and warrants to the Company that he has been furnished with all information he deems necessary or desirable to evaluate the merits and risks of the acquisition of the Shares and that the Company has made available to the Investor or his agents all documents and information relating to an investment in the Shares requested by or on behalf of the Investor. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any other representations or other information (other than as contemplated by the preceding sentences) whether oral or written made by or on behalf of the Company.

          (e) The Investor is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.


                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission to the recipient's then current facsimile number) and shall be given, if to the Investor, to the address set forth on the signature page, and if to the Company, to:

                  DeCrane Holdings Co.
                  2361 Rosecrans Avenue
                  Suite 180
                  El Segundo, Ca 90245
                  Attn: R. Jack DeCrane
                  Fax: (310) 643-0746

         Section 5.02. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended modified, supplemented or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         Section 5.03. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

         Section 5.04. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         Section 5.05. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this

Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         Section 5.06. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         Section 5.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

         IN WITNESS WHEREOF, the Investor has executed this Agreement and the Company has caused its corporate name to be hereunto subscribed by its officers thereunto duly authorized, all as of the day and year first above written.



                              DECRANE HOLDINGS CO.


                              By:___________________________

                              Name:

                              Title:



                              INVESTOR


                              By:___________________________

                              Name:

                              Title:

                              Address:

                              Fax:

                                                                  EXHIBIT A



----------------- ---------------- -------------- -------------- --------------
                       NUMBER OF      AMOUNT OF     CASH PORTION     FINANCED
                       SHARES OF     SUBSCRIPTION        OF         PORTION OF
                    SUBSCRIBED FOR      PRICE       SUBSCRIPTION   SUBSCRIPTION
                                                       PRICE          PRICE
----------------- ---------------- -------------- -------------- --------------
Common Stock                       $              $              $
$23.00/share
----------------- ---------------- -------------- -------------- --------------

                                                                  EXHIBIT B

                          FORM OF AGREEMENT TO BE BOUND

                                December 20, 1999



To the Parties to the Amended and Restated Investors'
Agreement dated as of October 2, 1998

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Investors' Agreement dated as of October 2, 1998 (the "INVESTORS' AGREEMENT") among DeCrane Holdings Co. and the other Persons listed on the signature pages thereof and each other Person who has or shall become a party to the Investors' Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Investors' Agreement.

         In consideration of the covenants and agreements contained in the Investors' Agreement, the undersigned hereby confirms and agrees that it shall be bound as a "Stockholder" by all of the provisions thereof.

         This letter shall be construed and enforced in accordance with the internal laws of the State of Delaware.

                                Very truly yours,





                                   Signed:___________________



                                   Printed:___________________

                                                                  EXHIBIT C
                       FORM OF PROMISSORY NOTE AND PLEDGE

                                                              New York, New York
                                                               December 20, 1999

         For value received,________________ (the "INVESTOR") promises to pay to the order of DeCrane Aircraft Holdings, Inc., a Delaware corporation (the "COMPANY"), also referred to herein as the "LENDER"),

                      $               (the "LOAN"),
                       ---------------

the principal amount of which will be repayable in full on the eighth anniversary of the date hereof (the "PAYMENT DATE", subject to prepayment as set forth below, and subject to the following sentence. If at any time the Investor disposes of any shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON SHARES") pledged hereunder, the proceeds of any such sale shall be used by the Investor as follows:

         (i) first, to pay any accrued but unpaid interest on the Loan, and

         (ii) second, to repay the principal amount of the Loan (or portion thereof), promptly upon receipt of such proceeds.

         The Investor promises to pay on the Payment Date, all accrued and unpaid interest on the Loan on such date as well as all outstanding principal on such date. Interest will accrue on the outstanding principal amount of the Loan, and will be compounded annually, at a rate equal to the applicable federal rate as published by the Treasury Department of the United States of America and effective on November 30, 1999. All payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Company c/o DLJ Merchant Banking Partners II, L.P. , 277 Park Avenue, New York, New York 10172, or as otherwise notified to the Investor by the Company. The Investor may pay the Loan without penalty in whole at any time, or from time to time in part, by paying the principal amount to be paid at such time, together with all accrued interest to the date of payment.


         SECURITY INTEREST. To secure payment of the principal of and all interest on the Loan, the Investor hereby assigns, pledges and grants to DLJ Merchant Banking II, Inc. (the "AGENT"), for the benefit of the Lender, a security interest in (and, to the extent not previously delivered, delivers to the Agent): (i) _______________ Common Shares acquired by the Investor from the Company as of the date hereof and all other shares of capital stock acquired by the Investor from the Lender (collectively, the "PLEDGED SHARES"); (ii) all rights and privileges with respect to the Pledged Shares; (iii) all income and profits thereon; (iv) all dividends, payments and other distributions with respect thereto; and (v) all proceeds thereof and substitutions therefor, other than any cash income, profits, dividends, payments, distributions or proceeds so long as the

Investor is not in default hereunder (collectively, the "COLLATERAL"). The Investor is delivering to the Agent certificates representing the Pledged Shares in pledge hereunder.

         Certificates evidencing the Pledged Shares shall remain in the physical custody of the Agent at all times until the Investor has made payment in full of all principal and interest on the Loan. However, the Agent may elect to release certificates on the request of Investor in connection with a transfer by Investor which is permitted hereunder, so long as the proceeds of such sale are applied as provided herein and, in its reasonable discretion, the Agent determines that the remaining Collateral is sufficient to secure the Loan.

         This Promissory Note and Pledge constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. Upon the nonpayment of principal or interest when due hereunder or under any other note issued in connection with any other loan made by Lender to Investor on similar terms (a "DEFAULT"), the Agent (i) may, by notice to the Investor, declare the Loan (together with accrued and unpaid interest thereon) to be, and the Loan shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Investor, and (ii) shall have all the rights and remedies of a secured party provided in the Uniform Commercial Code in force in New York.

         The Pledged Shares are granted as security only and shall not subject the Agent or the Company to, or in any way affect or modify, any obligation or liability of the Investor with respect to any of its Collateral or any transaction in connection therewith.

         The Investor agrees that it will, at the Company's expense and in such manner and form as the Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, or validate any security interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Investor hereby authorizes the Agent to execute and file, in the name of the Investor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Promissory Note and Pledge or of a financing statement relating to this Promissory Note and Pledge) which the Agent in its sole discretion may deem necessary or appropriate to further perfect its security interest in the Collateral.

         Limited Recourse. The Company's recourse under this Promissory Note and Pledge is limited solely to the Collateral.

         Remedies Upon Default. To the extent a Default shall have occurred and be continuing, the Agent may cause any or all of the Pledged Shares to be transferred of record into the name of the Agent or its nominee. The Investor will promptly give to the Agent copies of any notices or other communications received by him with respect to Pledged Shares registered in the name of the Investor. The Agent will promptly give to the Investor copies of any notices and communications received by the Agent with respect to Pledged Shares registered in the name of the Agent or its nominee.

         If a Default shall have occurred and be continuing, the Agent shall have the right to receive and to retain as Collateral hereunder for the benefit of the Company all dividends, interest and other payments and distributions made upon or with respect to the Collateral, and the Investor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right.

         Voting, etc., Prior to Default. Unless a Default shall have occurred and be continuing, the Investor shall have the right, from time to time, to receive and retain all cash dividends, interest and other payments and distributions made upon or with respect to the Collateral and to vote and to give consents, ratifications and waivers with respect to the Pledged Shares, and the Agent shall deliver to the Investor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Shares which are registered in the name of the Agent or its nominee.

         If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law (and the Investor shall take all such action as may be necessary or appropriate to give effect to such right) to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Shares with the same force and effect as if the Agent were the absolute and sole owner thereof.

         Agent Appointed Attorney in Fact. The Investor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Investor, the Agent or otherwise, for the sole use and benefit of the Agent, but at the expense of the Agent, to the extent permitted by law, to exercise, at any time and from time to time while a Default has occurred and is continuing, all or any of the following power with respect to all or any of the Collateral:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due to become due upon or by virtue thereof;

         (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

         (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof; and

         (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto:

PROVIDED that the Agent shall give the Investor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Agent and the Investor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

         The Investor covenants and agrees that, in the event that (i) any of the Collateral shall become subject to any lien or security interest other than the liens and security interests in favor of the Agent created hereunto, or (ii) the lien on and security interest in the Collateral in favor of the Agent shall cease to be a first priority perfected security interest in and lien on any of such Collateral (except pursuant to a release herein contemplated), the Investor will promptly take whatever reasonable action may be necessary to release such other liens or security interests or to restore the Agent's lien on and security interest in the Collateral as a first priority perfected security interest or lien, as the case may be. The Investor acknowledges that money damages would not be a sufficient remedy for the breach of the Investor's covenant in this paragraph and that, in addition to all other remedies that may be available, the Agent shall be entitled to specific performance as a remedy for any such breach.

         The Investor agrees that it will forthwith upon demand pay to the Agent and the Company, as the case may be, the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other parties, which the Agent or the Company may incur in connection with (w) the enforcement of this Promissory Note and Pledge, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any security interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default; PROVIDED, HOWEVER, that in no event shall the total amount collected pursuant to this paragraph exceed the value of the Collateral.

         For the purpose of this Promissory Note and Pledge, notices and all other communications provided for in this Promissory Note and Pledge shall be in writing and shall be given to the respective addresses or telecopy numbers set forth below:

         if to the Investor, to the address set forth on the signature page hereof:

         if to the Company, to:     DeCrane Holdings Co.
                                    2361 Rosecrans Avenue, Suite 180
                                    El Segundo, CA 90245
                                    Attention:  R. Jack DeCrane
                                    Telefax: (310) 643-0746

         if to the Agent:           DLJ Merchant Banking Partners II, L.P.
                                    277 Park Avenue
                                    New York, NY 10172
                                    Attention: Thompson Dean
                                    Telefax: (212) 892-7272

PROVIDED, that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this paragraph and telephonic confirmation of receipt thereof is obtained, (ii) if given by prepaid overnight courier, one business day after deposit with such courier or (iii) if given by United States certified or registered mail, postage prepaid, three business days after deposit with the United States postal service; PROVIDED THAT notice of change of address shall be effective only upon receipt.

         No failure or delay by the Agent in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Any provision of this Promissory Note and Pledge may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by The Investor, the Company and the Agent. The provisions of this Promissory Note and Pledge shall be binding upon the Investor and its successors, assigns, personal representatives, estate and heirs and shall inure to the benefit of the Company and its successors and assign.


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

         This Promissory Note and Pledge shall be governed by and construed in accordance with the laws of the State of New York.

         Upon the repayment in full of the principal of and interest on the Loan, the security interest shall terminate and all rights to the Collateral shall revert to the Investor, and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest. In addition, in the case of a transfer of the Collateral permitted hereunder in which the proceeds are applied as provided herein, the security interest in the Collateral so transferred shall terminate and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest.

         This Promissory Note and Pledge constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understanding, oral or written, relating to the subject matter hereof.


                                                By:___________________________

                                                Name:

                                                Address:


                                                Fax:



Agreed and Acknowledged:

DeCRANE HOLDING CO.                             DLJ MERCHANT BANKING II, INC.


By:___________________                         By:____________________________
   Name:                                          Name:
   Title:                                         Title:


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